ALLIANCE TECHNOLOGY FUND

ANNUAL REPORT
NOVEMBER 30, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

December 22, 1997

Dear Shareholders,

The Chinese have a saying: "May you live in interesting times." This year has certainly proved to be interesting. The year began and ended with corrections in the technology sector, while the middle of the year was more rewarding. The effect of all this volatility on our performance is reported in the table below.

As we indicated in our last letter (for the period ended May 31, 1997), we are confident in the long-term growth prospects for the technology sector. This confidence was rewarded in the second and third quarters of calendar 1997 as we saw a strong recovery in the technology market.

While the Fund's performance was slightly below that of the Pacific Stock Exchange (PSE) High Tech Index for the most recent six months, it is almost entirely the Fund's underperformance earlier in the year that caused it to significantly underperform its benchmarks for the 12-month period. As we noted in our last report, this underperformance was largely due to our investment commitment to networking stocks and our unwillingness to sell these securities when short-term issues arose.


INVESTMENT RESULTS
                                       TOTAL RETURNS
                                (THROUGH NOVEMBER 30, 1997)
                                  6 MONTHS      12 MONTHS
                                 ----------    ------------
ALLIANCE TECHNOLOGY FUND
Class A                             6.27%          7.32%
Class B                             5.90%          6.57%
Class C                             5.88%          6.55%

S&P 500                            13.54%         28.50%

PSE HIGH TECH INDEX                 7.84%         21.86%


BOTH THE S&P 500 AND THE PSE HIGH TECH INDEX ARE UNMANAGED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES.


PORTFOLIO DISCUSSION
The swings of emotion which surround technology stocks can make the overall stock market's volatility seem tame. The market's normal pendulum of fear versus greed can look more like panic versus euphoria when it comes to the tech sector, and 1997 illustrated that point only too well. Although the secular growth outlook of this industry remains very much intact, in our view, confusion and doubt plagued these stocks repeatedly this year. While we have seen this apprehension, and the price corrections it leads to, more than once, examining negative psychology is always necessary to determine where it may have merit. The main points of today's concerns, as well as our own views about them, are highlighted below.

THE ASIAN FLU
Events in the Far East have become a daily drama. The timing and nature of a final resolution to this region's economic difficulties are unclear and tech stocks have suffered because of this. It's obvious that this part of the world has been an important source of growth for many technology companies and this driver has become more uncertain. The price correction we have witnessed in technology stocks since October, however, takes some of this into account.

Some things which are not taken into account at present include: a) the fact that technology products and systems are essential to these countries if their dream of economic progress is to be realized; and b) the competitive position of U.S. (and some selected European) technology companies is stronger now than it has been in decades because of the turmoil in Asia. Thus, the opportunity exists for market share gains.

THE SUB $1,000 PC
If a powerful personal computer can now be purchased for less than U.S. $1,000, won't this undermine the profitability of PC companies as well as their suppliers? Probably not. Although a $1,000 PC is powerful versus earlier generation products, it cannot easily process much of today's software (both business and consumer).

Corporations have shown no interest in these stripped down models to date, and their role seems to be as a second PC in the home or as a first PC for families who cannot afford complete systems. Even in these cases, people are usually spending more than $1,000. These less expensive PCs are actually serving to expand the overall market for PCs and, in the process, creating the opportunity for future upgrades to better systems.


1


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

EXCESS SEMICONDUCTOR CAPACITY
A rapid buildup in semiconductor manufacturing capacity in 1996 and early 1997 has created excess inventories and weak pricing in some components, especially DRAMs. Some of this reflects an aggressive campaign by Korean producers to capture market share and, as that country tends to its affairs, that part of the problem should self-correct in 1998.

Other factors which will help this capacity issue, by driving demand, include a new microprocessor generation from Intel next year, new operating systems from Microsoft in 1998 (both Windows 98 and NT 5.0) and a host of new consumer products, including DVD, digital photography and digital cellular. The point is that excess semiconductor capacity is a temporary and industry- specific issue and that weaker component pricing does not reflect a slowdown in end markets.

THE YEAR 2000 CHALLENGE
Older computers need to be reprogrammed if they are to accurately process information when the millennium arrives. The concern which technology investors have about this unusual circumstance is that corporations may reduce their ongoing technology budgets temporarily in 1998 or 1999 if they panic in their preparation for this deadline. We don't have a good answer for this worry and in fact do anticipate some disruptions over the next two years. Still, two things make us feel somewhat better. First, the issue is neither new nor unpublicized. Most corporations and governments are aware of the problem and have been spending significant amounts for a significant time to get ready, especially in the U.S. A few will panic, but most will not. Secondly, resolving this issue presents a choice--fix the old or replace it with the new. The latter is obviously the better way and most corporations are doing exactly that. This actually benefits technology vendors with up-to-date solutions, and it is precisely this kind of company we have been focusing on in the portfolio.

The perverse truth of the investment business is that fear and discomfort can be good things. They often suggest that price corrections are running their course and that short-term myopia is creating unusual buying opportunities in solid, well-positioned companies. We can't forecast the precise bottom in technology stocks but we remain convinced that most of the companies in your portfolio have exceptional opportunities ahead. We are also convinced that today's nervousness about technology is a precursor to tomorrow's enthusiasm.

As always, we want to express our thanks for your continued support of the Alliance Technology Fund and look forward with you to the exciting future which these companies share.

Sincerely,


John D. Carifa
President


Peter Anastos
Senior Vice President


Gerald T. Malone
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substanially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30,  1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                     7.32%          2.76%
  Five Years                  26.21%         25.12%
  Ten Years                   20.90%         20.37%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                     6.57%          2.57%
  Since Inception*            26.98%         26.98%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                     6.55%          5.55%
  Since Inception*            26.97%         26.97%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  The inception date for Class B and C shares was 5/3/93.


3


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
11/30/87 TO 11/30/97

$64,000
$55,000
$46,000
$37,000
$28,000
$19,000
$10,000

11/30/87   11/30/88   11/30/89   11/30/90   11/30/91   11/30/92
   11/30/93   11/30/94   11/30/95   11/30/96   11/30/97

TECHNOLOGY FUND CLASS A: $63,870
PSEHIGH TECH INDEX: $57,565
S&P 500 STOCK INDEX: $55,485


This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 11/30/87 to 11/30/97) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Pacific Stock Exchange (PSE) High Tech Index measures the performance of technology stocks traded on the Pacific Stock Exchange.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Technology Fund
Standard &Poor's 500 Stock Index
Pacific Stock Exchange High Tech Index


4


TEN LARGEST HOLDINGS
NOVEMBER 30, 1997                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                              VALUE        NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                              $ 116,523,750       5.7%
Dell Computer Corp.                                109,393,237       5.4
COMPAQ Computer Corp.                              109,265,625       5.4
Altera Corp.                                        80,377,062       4.0
Oracle Corp.                                        70,141,134       3.5
Bay Networks, Inc.                                  64,047,856       3.1
Intel Corp.                                         64,040,625       3.1
HBO & Co.                                           62,663,450       3.1
Microsoft Corp.                                     54,846,815       2.7
Applied Materials, Inc.                             52,243,290       2.6
                                                 $ 783,542,844      38.6%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1997
_______________________________________________________________________________

                                                            SHARES*
-------------------------------------------------------------------------------
                                                                   HOLDINGS
PURCHASES                                              BOUGHT      11/30/97
-------------------------------------------------------------------------------
Altera Corp.                                           515,000    1,717,000
Bay Networks, Inc.                                     634,690    2,130,490
Cadence Design Systems, Inc.                         1,113,800    1,113,800
Cirrus Logic, Inc.                                   2,480,000    2,480,000
Lucent Technologies, Inc.                              360,000      360,000
Network Associates, Inc.                               663,000      663,000
PeopleSoft, Inc.                                       724,000      724,000
SunGard Data Systems, Inc.                             964,600      964,600
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR)                      2,164,700    2,164,700
Xilinx, Inc.                                           589,000      589,000


                                                                   HOLDINGS
SALES                                                     SOLD     11/30/97
-------------------------------------------------------------------------------
Ascend Communications, Inc.                            511,300        -0-
Cabletron Systems, Inc.                                643,400        -0-
Cascade Communications Corp.                           742,800        -0-
CFM Technologies, Inc.                                 441,900        -0-
Lam Research Corp.                                     258,000        -0-
Netscape Communications Corp.                          670,000        -0-
Rational Software Corp.                                656,600        -0-
Scientific-Atlanta, Inc.                               655,000        -0-
Seagate Technology, Inc.                               578,000        -0-
VLSI Technology, Inc.                                  947,600        -0-


*    Adjusted for stock splits and other corporate actions.


5


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-91.3%
TECHNOLOGY-88.7%
COMMUNICATIONS EQUIPMENT-8.9%
Ericsson (L.M.) Telephone
  Co. Cl.B (ADR) (a)                            900,000     $ 36,393,750
Lucent Technologies, Inc.                       360,000       28,845,000
Motorola, Inc.                                  307,690       19,346,009
Nokia Corp. (ADR) (b)                           454,000       37,738,750
PairGain Technologies, Inc. (c)                 616,600       14,567,175
Tellabs, Inc. (c)                               864,000       44,928,000
                                                            -------------
                                                             181,818,684

COMPUTER HARDWARE-11.7%
Apex PC Solutions, Inc. (c)                     397,400        8,742,800
COMPAQ Computer Corp. (c)                     1,750,000      109,265,625
Dell Computer Corp. (c)                       1,299,400      109,393,237
Sun Microsystems, Inc. (c)                      290,000       10,440,000
                                                            -------------
                                                             237,841,662

COMPUTER PERIPHERALS-0.8%
Iomega Corp. (c)                                500,000       16,437,500

COMPUTER SERVICES-9.1%
Computer Sciences Corp. (c)                     501,000       39,672,937
DST Systems, Inc. (c)                           641,800       23,786,712
E*TRADE Group, Inc. (c)                         360,700        9,040,044
First Data Corp.                                669,300       18,949,556
Fiserv, Inc. (c)                                314,800       15,267,800
Galileo International, Inc.                     376,600       10,097,588
Gartner Group, Inc. Cl.A (c)                    756,600       22,035,975
PMT Services, Inc. (c)                          554,700        8,736,525
Registry, Inc. (c)                              257,600       11,350,500
SunGard Data Systems, Inc. (c)                  964,600       24,959,025
                                                            -------------
                                                             183,896,662

COMPUTER SOFTWARE-16.5%
Cadence Design Systems, Inc. (c)              1,113,800       28,123,450
Concord Communications, Inc. (c)                 34,100          745,938
HBO & Co.                                     1,396,400       62,663,450
I2 Technologies, Inc. (c)                       139,400        6,342,700
Industri-Matematik International Corp. (c)      462,600       12,605,850
J.D. Edwards & Co. (c)                          257,400        8,815,950
Microsoft Corp. (c)                             387,610       54,846,815
Network Associates, Inc. (c)                    663,000       30,332,250
New Era of Networks, Inc. (c)                   136,100        1,760,794
Oracle Corp. (c)                              2,105,550       70,141,134
Pegasystems, Inc. (c)                           500,500        9,634,625
PeopleSoft, Inc. (c)                            724,000       47,376,750
SCM Microsystems, Inc. (c)                       27,800          721,931
                                                            -------------
                                                             334,111,637

NETWORKING SOFTWARE-12.1%
3Com Corp. (c)                                  581,000       21,061,250
Bay Networks, Inc. (c)                        2,130,490       64,047,856
Cisco Systems, Inc. (c)                       1,351,000      116,523,750
Fore Systems (c)                                886,000       15,338,875
Newbridge Networks Corp. (c)                    668,000       28,139,500
                                                            -------------
                                                             245,111,231

SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.8%
Applied Materials, Inc. (c)                   1,583,130       52,243,290
Silicon Valley Group, Inc. (c)                  814,750       19,350,312
Teradyne, Inc. (c)                              782,300       25,669,219
                                                             ------------
                                                              97,262,821

SEMI-CONDUCTOR COMPONENTS-18.0%
Altera Corp. (c)                              1,717,000       80,377,062


6


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Atmel Corp. (c)                                 821,000   $   18,421,188
Cirrus Logic, Inc. (c)                        2,480,000       32,860,000
Intel Corp.                                     825,000       64,040,625
KLA-Tencor Corp. (c)                            184,000        7,130,000
Microchip Technology, Inc. (c)                  737,845       25,824,575
National Semiconductor Corp. (c)              1,119,100       37,070,187
PMC-Sierra, Inc. (c)                            160,200        4,405,500
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR) (d)           2,164,700       47,623,400
Texas Instruments, Inc.                         549,400       27,057,950
Xilinx, Inc. (c)                                589,000       20,357,313
                                                          ---------------
                                                             365,167,800

MISCELLANEOUS-6.8%
Ingram Micro, Inc. Cl.A (c)                     894,600       27,117,563
Sanmina Holdings Corp. (c)                      760,600       51,720,800
Solectron Corp. (c)                           1,249,400       45,525,012
Tech Data Corp. (c)                             335,400       13,541,775
                                                          ---------------
                                                             137,905,150
                                                          ---------------
                                                           1,799,553,147

UTILITIES-2.2%
TELEPHONE UTILITIES-2.2%
ACC Corp. (c)                                   484,900       22,669,075
WorldCom, Inc. (c)                              670,450       21,454,400
                                                          ---------------
                                                              44,123,475


                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)         VALUE
-------------------------------------------------------------------------
CONSUMER SERVICES-0.4%
MISCELLANEOUS-0.4%
Equifax, Inc.                                   267,000   $    9,111,375
Total Common Stocks
  (cost $1,317,378,964)                                    1,852,787,997

PRIVATE PLACEMENT-0.0%
Interactive Light Holdings, Inc.
  8.00%, 2/07/99 (e)
  (cost $500,000)                             $     500          500,000

SHORT-TERM INVESTMENTS-8.8%
American Express Co.
  5.53%, 12/02/97                                30,000       29,995,392
General Electric Capital Corp.
  5.52%, 12/05/97                                42,220       42,194,105
Prudential Funding
  5.45%, 12/02/97                                27,875       27,870,780
  5.56%, 12/02/97                                50,000       49,992,278
  5.56%, 12/12/97                                28,300       28,251,921
Total Short-Term Investments
  (amortized cost $178,304,476)                              178,304,476

TOTAL INVESTMENTS-100.1%
  (cost $1,496,183,440)                                    2,031,592,473
Other assets less liabilities-(0.1%)                          (2,126,768)

NET ASSETS-100%                                           $2,029,465,705


(a)  Country of origin--Sweden.
(b)  Country of origin--Finland.
(c)  Non-income producing security.
(d)  Country of origin--Taiwan.
(e)  Illiquid security, valued at fair value (see Notes A & F).

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $1,496,183,440)                                      $ 2,031,592,473
  Cash                                                                  34,956
  Receivable for capital stock sold                                 21,807,781
  Receivable for investment securities sold                          4,433,872
  Interest and dividends receivable                                    227,807
  Total assets                                                   2,058,096,889

LIABILITIES
  Payable for investment securities purchased                       14,874,483
  Payable for capital stock redeemed                                 7,400,837
  Advisory fee payable                                               5,073,664
  Distribution fee payable                                             270,355
  Accrued expenses and other liabilities                             1,011,845
  Total liabilities                                                 28,631,184

NET ASSETS                                                     $ 2,029,465,705

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       380,721
  Additional paid-in capital                                     1,479,085,392
  Accumulated net realized gain on investment transactions          14,590,559
  Net unrealized appreciation of investments                       535,409,033
                                                               $ 2,029,465,705

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($624,716,405 / 11,474,685 shares of capital
    stock issued and outstanding)                                       $54.44
  Sales charge-4.25% of public offering price                             2.42
  Maximum offering price                                                $56.86

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,053,435,753 / 20,034,755 shares of capital
    stock issued and outstanding)                                       $52.58

  CLASS C SHARES
  Net asset value and offering price per share
    ($184,193,672 / 3,503,625 shares of capital
    stock issued and outstanding)                                       $52.57

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per
    share ($167,119,875 / 3,058,990 shares of capital
    stock issued and outstanding)                                       $54.63


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997                           ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $ 10,254,417
  Dividends (net of foreign taxes
    withheld of $79,639)                             1,225,505    $ 11,479,922

EXPENSES
  Advisory fee                                      17,970,061
  Distribution fee - Class A                         1,854,541
  Distribution fee - Class B                         8,710,178
  Distribution fee - Class C                         1,458,366
  Transfer agency                                    3,833,444
  Printing                                             709,147
  Registration                                         327,579
  Custodian                                            238,090
  Taxes                                                172,405
  Administrative                                       138,000
  Audit and legal                                      135,914
  Directors' fees                                       89,000
  Miscellaneous                                         78,209
  Total expenses                                    35,714,934
  Less: expense offset arrangement (see Note B)       (248,938)
  Net expenses                                                      35,465,996
  Net investment loss                                              (23,986,074)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                      14,764,297
  Net change in unrealized appreciation of investments             133,346,847
  Net gain on investments                                          148,111,144

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $124,125,070


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                               YEAR ENDED        YEAR ENDED
                                               NOVEMBER 30,      NOVEMBER 30,
                                                  1997              1996
                                             ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment loss                        $   (23,986,074)  $   (12,439,324)
  Net realized gain on investment
    transactions                                  14,764,297         9,777,700
  Net change in unrealized appreciation
    of investments                               133,346,847       194,911,740
  Net increase in net assets
    from operations                              124,125,070       192,250,116

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
  Class A                                         (4,879,329)      (20,562,397)
  Class B                                         (5,671,805)      (14,814,489)
  Class C                                           (916,491)       (2,297,287)
  Advisor Class                                       (4,489)               -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   551,976,958       491,726,042
  Total increase                                 664,629,914       646,301,985

NET ASSETS
  Beginning of year                            1,364,835,791       718,533,806
  End of year                                $ 2,029,465,705   $ 1,364,835,791


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment, temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in net realized gain on investment transactions and additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $138,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,378,639 for the year ended November 30, 1997.

In addition, for the year ended November 30, 1997, the Fund's expenses were reduced by $248,938 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the Statement of Operations exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $356,333 from the sales of Class A shares and $21,399, $1,915,810 and $78,448 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1997.

Brokerage commissions paid on investment transactions for the year ended November 30, 1997 amounted to $1,098,027 of which $9,645 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $32,259,341 and $1,464,569, for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,218,243,694 and $771,594,133, respectively, for the year ended November 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 1997.

At November 30, 1997, the cost of investments for federal income tax purposes was $1,503,509,084. Accordingly, gross unrealized appreciation of investments was $601,674,463 and gross unrealized depreciation of investments was $73,591,074 resulting in net unrealized appreciation of $528,083,389.


12


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended November 30, 1997, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 250,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Class A shares consist of 100,000,000 authorized shares, Class B, Class C and Advisor Class each consist of 50,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           10,236,552     6,739,722   $ 542,859,733   $ 295,599,004
Shares issued in
  reinvestment of
  distributions           78,573       444,491       3,946,887      18,184,138
Shares converted
  from Class B           125,065        71,011       6,591,693       3,227,821
Shares redeemed      (10,594,530)   (4,165,299)   (567,186,149)   (185,541,160)
Net increase
  (decrease)            (154,340)    3,089,925   $ (13,787,836)  $ 131,469,803

CLASS B
Shares sold            9,702,206     9,295,231   $ 491,739,865   $ 397,304,488
Shares issued in
  reinvestment of
  distributions           90,233       288,200       4,406,275      11,551,039
Shares converted
  to Class A            (129,230)      (72,846)     (6,591,693)     (3,227,821)
Shares redeemed       (2,910,995)   (2,284,157)   (148,766,672)    (98,298,021)
Net increase           6,752,214     7,226,428   $ 340,787,775   $ 307,329,685


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold            4,659,352     2,488,614   $ 244,912,719   $ 106,395,529
Shares issued in
  reinvestment
  of distributions        11,825        34,075         577,411       1,366,065
Shares redeemed       (3,347,816)   (1,285,491)   (179,818,433)    (55,371,330)
Net increase           1,323,361     1,237,198   $  65,671,697   $  52,390,264


                      YEAR ENDED  OCT. 2,1996(A)   YEAR ENDED    OCT. 2,1996(A)
                       NOV. 30,        TO           NOV. 30,           TO
                         1997     NOV. 30, 1996       1997        NOV. 30, 1996
                     -----------  -------------  --------------  --------------
ADVISOR CLASS
Shares sold           4,033,381        11,363    $ 216,794,442   $     551,761
Shares issued in
  reinvestment of
  distributions              89            -0-           4,489              -0-
Shares redeemed        (985,537)         (306)     (57,493,609)        (15,471)
Net increase          3,047,933        11,057    $ 159,305,322   $     536,290


NOTE F: ILLIQUID SECURITY
                                                    DATE ACQUIRED       COST
                                                    -------------     --------
Interactive Light Holdings, Inc.
  8.00%, 2/07/99                                       1/27/94        $500,000

The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at November 30, 1997 was $500,000, representing .02% of net assets.


(a)  Commencement of distribution.


14


FINANCIAL HIGHLIGHTS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            CLASS A
                                            -----------------------------------------------------------------------
                                                                                      JANUARY 1,
                                                       YEAR ENDED NOVEMBER 30,           1994 TO       YEAR ENDED
                                            -----------------------------------------   NOVEMBER 30,   DECEMBER 31,
                                                1997           1996          1995         1994(A)          1993
                                            ------------   ------------  ------------  -------------   ------------
Net asset value, beginning of period          $51.15         $46.64        $31.98        $26.12           $28.20

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.51)(b)       (.39)(b)      (.30)(b)      (.32)            (.29)
Net realized and unrealized gain
  on investment transactions                    4.22           7.28         18.13          6.18             6.39
Net increase in net asset value
  from operations                               3.71           6.89         17.83          5.86             6.10

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.42)         (2.38)        (3.17)           -0-           (8.18)
Net asset value, end of period                $54.44         $51.15        $46.64        $31.98           $26.12

TOTAL RETURN
Total investment return based on
  net asset value (c)                           7.32%         16.05%        61.93%        22.43%           21.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $624,716       $594,861      $398,262      $202,929         $173,732
Ratio of expenses to average net assets         1.67%(d)       1.74%         1.75%         1.66%(e)         1.73%
Ratio of net investment loss to
  average net assets                            (.97)%         (.87)%        (.77)%       (1.22)%(e)       (1.32)%
Portfolio turnover rate                           51%            30%           55%           55%              64%
Average commission rate (f)                   $.0564         $.0612            --            --               --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            CLASS B
                                            ----------------------------------------------------------------------
                                                                                        JANUARY 1,      MAY 3,
                                                      YEAR ENDED NOVEMBER 30,            1994 TO      1993(G) TO
                                            -----------------------------------------  NOVEMBER 30,   DECEMBER 31,
                                                1997           1996         1995         1994(A)          1993
                                            ------------   ------------  ------------  -------------  ------------
Net asset value, beginning of period          $49.76         $45.76        $31.61        $25.98        $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.88)(b)       (.70)(b)      (.60)(b)      (.23)         (.12)
Net realized and unrealized gain on
  investment transactions                       4.12           7.08         17.92          5.86          6.84
Net increase in net asset value
  from operations                               3.24           6.38         17.32          5.63          6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.42)         (2.38)        (3.17)           -0-        (8.18)
Net asset value, end of period                $52.58         $49.76        $45.76        $31.61        $25.98

TOTAL RETURN
Total investment return based
  on net asset value (c)                        6.57%         15.20%        60.95%        21.67%        24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $1,053,436       $660,921      $277,111       $18,397        $1,645
Ratio of expenses to average net assets         2.38%(d)       2.44%         2.48%         2.43%(e)      2.57%(e)
Ratio of net investment loss to
  average net assets                           (1.70)%        (1.61)%       (1.47)%       (1.95)%(e)    (2.30)%(e)
Portfolio turnover rate                           51%            30%           55%           55%           64%
Average commission rate (f)                   $.0564         $.0612            --            --            --


See footnote summary on page 18.


16


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS C
                                            ---------------------------------------------------------------------
                                                                                       JANUARY 1,      MAY 3,
                                                      YEAR ENDED NOVEMBER 30,           1994 TO      1993(G) TO
                                            ----------------------------------------  NOVEMBER 30,   DECEMBER 31,
                                                1997           1996         1995        1994(A)          1993
                                            -----------    ------------  -----------  ------------  -------------
Net asset value, beginning of period          $49.76         $45.77       $31.61       $25.98         $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.88)(b)       (.70)(b)     (.58)(b)     (.24)          (.13)
Net realized and unrealized gain
  on investment transactions                    4.11           7.07        17.91         5.87           6.85
Net increase in net asset value
  from operations                               3.23           6.37        17.33         5.63           6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.42)         (2.38)       (3.17)          -0-         (8.18)
Net asset value, end of period                $52.57         $49.76       $45.77       $31.61         $25.98

TOTAL RETURN
Total investment return based
  on net asset value (c)                        6.55%         15.17%       60.98%       21.67%         24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $184,194       $108,488      $43,161       $7,470         $1,096
Ratio of expenses to average net assets         2.38%(d)       2.44%        2.48%        2.41%(e)       2.52%(e)
Ratio of net investment loss to
  average net assets                           (1.70)%        (1.60)%      (1.47)%      (1.94)%(e)     (2.25)%(e)
Portfolio turnover rate                           51%            30%          55%          55%            64%
Average commission rate (f)                   $.0564         $.0612           --           --             --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         ADVISOR CLASS
                                                ------------------------------
                                                                OCT. 2,1996(G)
                                                  YEAR ENDED          TO
                                                 NOVEMBER 30,    NOVEMBER 30,
                                                    1997             1996
                                                -------------  ---------------
Net asset value, beginning of period              $51.17           $47.32

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                             (.45)            (.05)
Net realized and unrealized gain on
  investment transactions                           4.33             3.90
Net increase in net asset value
  from operations                                   3.88             3.85

LESS: DISTRIBUTIONS
Distributions from net realized gains               (.42)              -0-
Net asset value, end of period                    $54.63           $51.17

TOTAL RETURN
Total investment return based on
  net asset value (c)                               7.65%            8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $167,120             $566
Ratio of expenses to average net assets             1.39%(d)         1.75%(e)
Ratio of net investment loss to
  average net assets                                (.81)%          (1.21)%(e)
Portfolio turnover rate                               51%              30%
Average commission rate                           $.0564           $.0612


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended November 30, 1997, the ratios of expenses to average net assets were 1.66%, 2.36%, 2.37% and 1.38% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE TECHNOLOGY FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 31, 1997


19


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
PETER J. POWERS (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS G. BARDONG, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECAR